UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2019

JACK HENRY & ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14112 (Commission File Number)	43-1128385 (I.R.S. Employer Identification No.)

663 Highway 60, P.O. Box 807
Monett, Missouri 65708
(Address of principal executive office) (Zip Code)

(417) 235-6652
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JKHY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 30, 2019, Jack Henry & Associates, Inc. (the “Company”) announced the following changes to its executive team, each of which will be effective as of November 15, 2019.

Mark Forbis, the Company’s Executive Vice President and Chief Technology Officer, will retire. Ted Bilke, Vice President of the Company and President of Symitar, will be appointed its Chief Technology Officer in addition to his current responsibilities.

Greg Adelson will be appointed the Company’s Chief Operating Officer, a newly created position on the Company’s executive team. Mr. Adelson, age 55, has served as the Vice President of the Company since July 2018 and General Manager of JHA Payment Solutions since July 2014. There are no arrangements or understandings between Mr. Adelson and any other person pursuant to which either was selected as an officer of the Company. Mr. Adelson is not related to any executive officer or director of the Company. There have been no transactions since July 1, 2018, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Adelson had, or will have, a direct or indirect material interest that is required to be disclosed pursuant to Section 404(a) of Securities and Exchange Commission Regulation S-K. As a result of the promotion, it is expected that Mr. Adelson’s compensation will be increased, but no decision as to the new compensation terms have been made as of the date of this filing.

Item 7.01 Regulation FD Disclosure
A copy of the press release issued by the Company to announce the changes to the executive team is furnished with this Current Report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.         Description
99.1    Press Release of Jack Henry & Associates, Inc. dated September 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date: September 30, 2019
By:  /s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer

2